                                     ETOYS INC.

                        RESTRICTED STOCK PURCHASE AGREEMENT

     THIS AGREEMENT is made this 27th day of June 1997 between eToys Inc., a Delaware corporation (the "Company"), and Edward C. Lenk (the "Purchaser").

     In consideration of the mutual covenants and representations herein set forth, the Company and the Purchaser agree as follows:

     1. SALE OF STOCK. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase an aggregate of 1,250,000 shares of the Company's Common Stock (the "Shares"), at the price of $0.015 per Share for an aggregate purchase price of $18,750.

     2. PAYMENT OF PURCHASE PRICE. The purchase price for the Shares shall be paid by delivery to the Company at the time of execution of this Agreement of
(a) a check in the amount of the purchase price or (b) a promissory note and pledge agreement in the form attached hereto as EXHIBIT A.

     3. LIMITATIONS ON TRANSFER. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's repurchase option and right of first refusal except in compliance with the provisions of this Section 3.

          (a) REPURCHASE OPTION. In the event of the voluntary or involuntary termination of employment of Purchaser with the Company for any reason, with or without cause (including death or disability) (a "Termination"), the Company shall, upon the date of such termination, have an irrevocable, exclusive option (the "Repurchase Option") for a period of 180 days from such date to repurchase from Purchaser, at the original purchase price per Share (the "Repurchase Price"), all or any portion of the Shares held by Purchaser as of such date, to the extent such Shares have not yet been released from the Company's Repurchase Option. The Repurchase Option shall be exercised by the Company by written notice to Purchaser or his executor and, at the Company's option, (i) by delivery to the Purchaser or his executor, with such Notice, of a check in the amount of the purchase price for the Shares being repurchased, or (ii) in the event the Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the Repurchase Price for the Shares being repurchased, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such Repurchase Price. Upon delivery of such notice and payment of the Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

               If a Termination occurs at any time after the date hereof and prior to the last day of the twelfth full calendar month December 1, 1996 (the "Initial Period"), the Repurchase Option shall apply to 100% of the Shares. On the last day of the Initial Period, 12/48ths of the Shares shall be released from the Repurchase Option and 1/48th of the Shares shall be released from the Repurchase Option on the last day of each calendar month thereafter, provided in each case the Purchaser is an employee of the Company on the date of each said release. Fractional shares shall be rounded to the nearest whole share.

     Notwithstanding the foregoing, all Shares shall be released from the Company's Repurchase Option under Section 3 immediately upon a merger or consolidation of the Company with or into any other corporation or other entity, or a sale of all or substantially all of the assets of the Company, unless the stockholders of the Company immediately prior to such transaction hold at least 50% of the outstanding equity securities of the equity surviving such merger or consolidation or the entity purchasing such assets, or the sale or transfer of more than 50% of the Company's Common Stock to a person or persons acting as a group, who is or are not controlled directly or indirectly by the Company, in a single transaction or series of related transactions.

          (b) RIGHT OF FIRST REFUSAL. Before any Shares may be sold or transferred (including transfer by operation of law), such Shares shall first be offered to the Company (the "Right of First Refusal").

               (i) In the event the Purchaser wishes to sell the Shares, Purchaser shall deliver a notice ("Notice") to the Company stating (A) his bona fide intention to sell or transfer such Shares, (B) the number of such Shares to be sold or transferred, (C) the price for which he proposes to sell or transfer such Shares, and (D) the name of the proposed purchaser or transferee.

               (ii) Within thirty (30) days after receipt of the Notice, the Company or its assignee may elect to purchase all or none of the Shares to which the Notice refers, at the price per Share specified in the Notice. The purchase of the Shares in either such event shall occur at a closing held at the Company's principal office at a mutually agreed upon time which in no event shall be more than thirty (30) days following the end of the time period in which the Company had to elect to purchase such Shares.

               (iii) If all of the Shares to which the Notice refers are not elected to be purchased, as provided in Section 3(b) hereof, Purchaser may sell the Shares to any person named in the Notice at the price specified in the Notice or at a higher price, provided that such sale or transfer is consummated within sixty (60) days of the date of said Notice to the Company, and provided, further, that any such sale is in accordance with all the terms and conditions hereof.

          (c)  TERMINATION OF RESTRICTIONS. Notwithstanding the provisions of
Section 3(b) above, the Company's Right of First Refusal shall terminate immediately as to all Shares upon the occurrence of the first to occur of the following events:

               (i) the acquisition of the Company by another entity by means of the merger or consolidation of the Company with or into another corporation in which the stockholders of the Company own less that 50% of the voting securities of the surviving entity,

               (ii) the sale of all or substantially all of the assets of the Company, or

               (iii) the date upon which a public market exists for the Company's capital stock (or any other stock issued to purchasers in exchange for the Shares purchased under this Agreement). For the purpose of this Agreement, a "Public Market" shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934) or (ii) such stock is traded on the over-the-counter market and prices are published daily on business days in a recognized financial journal.

          (d) ASSIGNMENT. Whenever the Company shall have the right to purchase Shares under this Section 3, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations to exercise all of the Company's purchase rights under this Agreement and purchase all of such Shares; provided that if the fair market value of the Shares to be purchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the purchase price of the Shares (determined as described hereinabove) to be purchased, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the purchase price of the Shares which such designee or assignee shall have the right to purchase.

          (e) EXEMPT TRANSFERS. The provisions of this Section 3 shall not apply to a transfer of any Shares by Purchaser, either during his lifetime or on death by will or intestacy to his ancestors, descendants or spouse, or any custodian or trustee for the account of Purchaser or Purchaser's ancestors, descendants or spouse; provided, in each such case that the transferee shall receive and hold such Shares subject to all of the provisions of this Section 3 and there shall be no further transfer of such Shares except in accordance herewith.

     4. STANDOFF AGREEMENT. Purchaser agrees, in connection with the Company's initial public offering of its equity securities, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any Shares (other than those included in the registration, if any) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such underwriters; provided, that the officers and directors of the Company who own stock of the Company also agree to such restrictions.

     5. NO TRANSFER EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS HEREIN. The Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred. Purchaser shall not sell, transfer, pledge, hypothecate or otherwise dispose of any shares which remain subject to the restrictions on transfer set forth in Section 3 hereof.

     6. LEGENDS. All certificates representing any of the Shares subject to the provisions of this Agreement shall have endorsed thereon the following legends:

          (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER, RIGHTS OF FIRST REFUSAL AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

          (b) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF ANY EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

          (c) Any legend required to be placed thereon by the applicable blue sky laws of any state.

     7.   ESCROW.

          (a) The Shares issued under this Agreement shall be held by an escrow holder designated by the Company (the "Escrow Holder"), along with a stock assignment executed by the Purchaser in blank, until the expiration of the Company's options and right of first refusal with respect to such Shares as set forth above.

          (b) The Escrow Holder is hereby directed to permit transfer of the Shares only in accordance with this Agreement or instructions signed by both parties. In the event further instructions are desired by the Escrow Holder, he shall be entitled to rely upon directions executed by a majority of the authorized number of the Company's Board of Directors. The Escrow Holder shall have no liability for any act or omission hereunder while acting in good faith in the exercise of his own judgment.

          (c) If the Company or any assignee exercises its Repurchase Option or Right of First Refusal hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

          (d) When the Repurchase Option or Right of First Refusal have been exercised or expire unexercised or a portion of the Shares has been released from the provisions of Section 3 hereof, upon Purchaser's request the Escrow Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the Purchaser.

          (e) Subject to the terms hereof, the Purchaser shall have all the rights of a stockholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If, from time to time during the term of the provisions of Section 3, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of his ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Company's Repurchase Option or Right of First Refusal.

     8. INVESTMENT REPRESENTATIONS. In connection with the purchase of the Shares, the Purchaser shall, concurrently with the purchase of the Shares, deliver to the Company his Investment Representation Statement attached hereto as Exhibit B.

     9. ADJUSTMENT FOR STOCK SPLIT. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

     10. TAX CONSEQUENCES. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement (including any tax consequences that may result under recently enacted tax legislation). The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Purchaser understands that
Section 83 of the Internal Revenue Code, as amended (the "Code"), taxes as ordinary income both (i) the difference between the fair market value of the Shares when the Company granted the Purchaser the right to purchase the Shares and the fair market value of the Shares on the date of this Agreement and (ii) the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to certain of its rights under Section 3.

     THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

     11. TERMINATION OF EMPLOYMENT. Purchaser understands and acknowledges that Purchaser's employment relationship with the Company is at the will of either party and that nothing in this Agreement, shall confer any right upon Purchaser with respect to continuation of employment by the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment at any time, with or without cause. This Agreement does not constitute an express or implied promise of continued employment for any period.

     12.  GENERAL PROVISIONS.

          (a) GOVERNING LAW. This Agreement shall be governed by the laws of the State of California. This Agreement represents the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser and may only be modified or amended in writing signed by both parties.

          (b) NOTICES. Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

          Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party not sending the notice.

          (c) ASSIGNMENT. The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (d) WAIVER. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

          (e) ADDITIONAL ACTIONS. The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

          (f) ARBITRATION. At the option of either party, any and all disputes or controversies, whether of law or in equity, and of any nature whatsoever arising from or respecting this Agreement, unless otherwise expressly provided herein, shall be decided by arbitration by the American Arbitration Association in accordance with the rules and regulations of that Association.

               (i) The arbitrators shall be selected as follows: In the event the Company and Purchaser agree on one arbitrator, the arbitration shall be conducted by such arbitrator. In the event the Company and Purchaser do not so agree, the Company and Purchaser shall each select one independent, qualified arbitrator and these two arbitrators shall select a third arbitrator. The

Company reserves the right to reject any individual arbitrator who shall be employed by or affiliated with a competing organization.

               (ii) Arbitration shall take place in Pasadena, California, or any other location mutually agreeable to the parties. At the request of either party, arbitration proceedings will be conducted in secrecy. In such case all documents, testimony, and records shall be received, heard, and maintained by the arbitrators in secrecy under seal, available for inspection only by the Company and the Purchaser and their respective attorneys and their respective experts who shall agree in advance and in writing to receive all such information confidentially and to maintain such information in secrecy until such information shall become generally known. The arbitrators, who shall act by majority vote, shall be able to decree any and all relief of an equitable nature, including but not limited to such relief as a temporary restraining order, a temporary or a permanent injunction, or both, and shall also be able to award damages (with or without an accounting), costs, and reasonable attorneys' fees. The decree or judgment of an award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

               (iii) Reasonable notice of the time and place of arbitration shall be given to all persons, other than the parties, as shall be required by law, in which case such persons or their authorized representatives shall have the right to attend and participate in all the arbitration hearings to the extent and in such manner as the law shall require.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

ETOYS INC.                              PURCHASER:
a Delaware corporation



By:    /s/ Edward C. Lenk                    /s/ Edward C. Lenk
       ----------------------                --------------------------
Title: President                             Edward C. Lenk
       ----------------------

                         ASSIGNMENT SEPARATE FROM CERTIFICATE

      FOR VALUE RECEIVED I, Edward C. Lenk, hereby sell, assign and transfer unto_____________________(__________________) shares of the Common Stock of
eToys Inc. standing in my name of the books of said corporation represented by Certificate No. __________ herewith and do hereby irrevocably constitute and appoint ________________________, attorney, to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between eToys Inc. and the undersigned dated June 27, 1997.

Dated:                                  Signature: /s/ Edward C. Lenk
       --------------------------                  -----------------------------
                                        Name:      Edward C. Lenk
                                                   -----------------------------

                                      EXHIBIT A

                                   PLEDGE AGREEMENT

     This Agreement is entered into as of June 27, 1997, by and between ETOYS INC., a Delaware corporation (the "Company") and Edward C. Lenk ("Pledgor").

     WHEREAS, in exchange for Pledgor's Full Recourse Promissory Note dated of even date herewith (the "Note"), the Company has issued and sold to Pledgor 1,250,000 shares of its Common Stock evidenced by the Company's Common Stock Certificate No. 6 (the "Shares") pursuant to the terms and conditions of that certain Common Stock Purchase Agreement ("Stock Purchase Agreement") entered into by the Company and Pledgor of even date herewith;

     WHEREAS, Pledgor has agreed that repayment of the Note will be secured by the pledge of the Shares;

     NOW, THEREFORE, the parties agree as follows:

     1. CREATION OF SECURITY INTEREST. Pursuant to the provisions of the California Commercial Code, Pledgor hereby grants to the Company, and the Company hereby accepts, a present security interest in the Shares as collateral to secure the payment of Pledgor's obligation to the Company under the Note. Pledgor herewith delivers to the Company Common Stock Certificate No. 6, representing a total of 1,250,000 shares of the Company's Common Stock, together with one stock power for each certificate in the form attached as an Exhibit to the Stock Purchase Agreement, duly executed (with the date and number of shares left blank) by Pledgor and Pledgor's spouse, if any. For purposes of this Agreement, the Shares pledged hereby shall hereinafter be collectively referred to as the "Collateral".

     2. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants to the Company that Pledgor has good title (both of record and beneficially) to the Collateral, free and clear of all claims, pledges and liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge the Collateral as provided herein. Pledgor further agrees not to grant or create, nor attempt to grant or create, any security interest, claim, lien, pledge or other encumbrance with respect to the Collateral until the entire principal sum and accrued interest due under the Note has been paid in full.

     3. RIGHTS ON DEFAULT. In the event of default by Pledgor under the Note, the Company and its assigns shall have full power to sell, assign and deliver the whole or any part of the Collateral at any broker's exchange or elsewhere, at public or private sale, at the option of the Company or its assigns, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note should payment of such obligations be in default. On any such public sale, the Company and its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain the Collateral in satisfaction of Pledgor's obligation under the Note, in accordance with the provisions and procedures set forth in the California Commercial Code.

     4. ADDITIONAL REMEDIES. The rights and remedies granted to the Company herein upon default shall be in addition to all the rights, powers and remedies of the Company under the California Commercial Code and applicable law and such rights, powers and remedies shall be exercisable by the Company with respect to all of the Collateral. The Company's reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorneys' fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company shall be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder shall not preclude the further exercise thereof.

     5. DIVIDENDS; VOTING. All dividends hereinafter declared on or payable with respect to the Collateral during the term of this pledge (excluding only ordinary cash dividends, which shall be payable to Pledgor so long as Pledgor is not in default under this Note) shall be immediately delivered to the Company to be held in pledge hereunder. Pledgor shall be entitled to receive cash dividends so long as Pledgor is not in default under the Note. Notwithstanding anything to the contrary contained in this Agreement, Pledgor shall be entitled to vote any shares comprising the Collateral, subject to any proxies granted by Pledgor.

     6. ADJUSTMENTS. In the event that during the term of this pledge, any stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights or options are issued in connection with the Collateral, all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such warrants, rights or options, shall be immediately pledged to the Company to be held under the terms of this Agreement in the same manner as the Collateral is held hereunder.

     7. RULE 144 HOLDING PERIOD. PLEDGOR UNDERSTANDS THAT THE HOLDING PERIOD SPECIFIED UNDER RULE 144(d) WILL NOT BEGIN TO RUN WITH RESPECT TO THE PURCHASED SHARES UNTIL EITHER (A) THE NOTE IS PAID IN FULL OR (B) THE NOTE IS SECURED BY COLLATERAL, OTHER THAN THE PURCHASED SHARES, HAVING A FAIR MARKET VALUE AT LEAST EQUAL TO THE AMOUNT OF PLEDGOR'S THEN OUTSTANDING OBLIGATION UNDER THE NOTE (INCLUDING ACCRUED INTEREST).

     8. REDELIVERY OF COLLATERAL. Upon payment in full of the entire principal sum and accrued interest due under the Note, and subject to the terms and conditions of the Stock Purchase Agreement, the Company shall immediately redeliver the Collateral pledged hereunder to Pledgor, duly endorsed, and this Agreement shall terminate; provided, however, that all rights of the Company to retain possession of the Shares pursuant to the Stock Purchase Agreement shall survive termination of this Agreement.

     9. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

     10. GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by the construed in accordance with the laws of the State of California, excluding that body of law relating to conflicts of law. Should one or more of the provisions of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless shall remain effective and shall be enforceable.

     11. MODIFICATION. This Agreement shall not be amended without the written consent of both parties hereto.

     12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

ETOYS INC.                              PLEDGOR




By:    /s/ Edward C. Lenk               /s/ Edward C. Lenk
       --------------------------       ---------------------------
Title: President                             (signature)
       -----------------------


                                        Edward C. Lenk
                                        ---------------------------
                                        (print or type name)

                            FULL RECOURSE PROMISSORY NOTE

                                 Pasadena, California

$18,750.00                                                         June 27, 1997

     1. OBLIGATION. In exchange for 1,250,000 shares (the "Shares") of the Common Stock of ETOYS INC., a Delaware corporation (the "Company"), represented by Common Stock Certificate No. 6, receipt of which is hereby acknowledged, the undersigned hereby promises to pay to the order of the Company on or before June 27, 2002, or upon termination of employment for any reason, whichever occurs earlier, at the Company's office at 790 E. Colorado Blvd., Suite 200, Pasadena, CA 91101, or at such other place as the Company may direct, the principal sum of Eighteen Thousand Seven Hundred Fifty Dollars ($18,750.00) together with interest on unpaid principal at the rate of 6.80% per annum from the date hereof until paid.

     2. ACCELERATION OF OBLIGATION. The principal sum of this Note, together with all interest accrued thereon, shall immediately become due and payable in full upon any transfer of any of the Shares.

     3. REMEDIES ON DEFAULT. Payment of this Note is secured by shares of the Company's Common Stock pursuant to a Pledge Agreement dated as of even date herewith between the Company and the undersigned. Upon any default of the undersigned under this Note, the Company shall have, in addition to its rights and remedies under the Pledge Agreement, full recourse against any real, personal, tangible or intangible assets of the undersigned, and may pursue any legal or equitable remedies that are available to it.

     4. GOVERNING LAW; WAIVER. The validity, construction and performance of this Note shall be governed by the laws of the State of California, excluding that body of law pertaining to conflicts of law. The undersigned waives presentment, notice of nonpayment, notice of dishonor, protest, demand and diligence.

     5. ATTORNEYS' FEES. If suit is brought for collection of this Note, the undersigned agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of the date and year first above written.

                                        /s/ Edward C. Lenk
                                        -----------------------
                                        Edward C. Lenk

                                      EXHIBIT B

                         INVESTMENT REPRESENTATION STATEMENT


PURCHASER:     EDWARD C. LENK

COMPANY :      ETOYS INC.

SECURITY  :    COMMON STOCK

AMOUNT    :    1,250,000 SHARES


In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

     (a) I am sufficiently aware of the Company's business affairs and financial condition to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

     (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

     (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available (such as Rule 144 or the resale provisions of Rule 701 under the Securities Act). Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

     (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker, as said term is defined under the Securities Exchange Act of 1934 (the "Exchange Act") and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable. The Purchaser further understands that the resale provisions of Rule 701 will not apply until 90 days after the Company becomes subject to the reporting obligations under the Exchange Act (typically upon the effective date of a company's initial public offerings). There can be no assurances that the requirements of Rule 144 or Rule 701 will be met, or that the Securities will ever be saleable.

     (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period had been satisfied.

     (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, or that the resale provisions of Rule 701 are not available, registration under the Securities Act, compliance with Regulation A, compliance with some other registration exemption or the notification to the Company of the proposed disposition by me and the furnishing to the Company of (i) detailed information regarding the disposition, and (ii) and opinion of my counsel to the effect that such disposition will not require registration (I understand such counsel's opinion shall concur with the opinion by counsel for the Company and I shall have been informed of such compliance) will be required and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                        Signature of Purchaser:



                                        /s/ Edward C. Lenk
                                        ------------------------------
                                        Edward C. Lenk

                                        Date: June 27, 1997